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Exhibit 10.21

                                 AMENDMENT NO. 3
                               AND LIMITED WAIVER

         AMENDMENT NO. 3 AND LIMITED WAIVER, dated as of June 19, 2003, among EMPIRE RESOURCES, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the existing lenders that is a signatory hereto (individually, a "Continuing Bank" and, collectively, the "Continuing Banks"); BROWN BROTHERS HARRIMAN & CO., as a new lender (the "New Bank" and together with the Continuing Banks, the "Banks"); and JPMORGAN CHASE BANK, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

         The Company, the Continuing Banks and the Agent are parties to a Credit Agreement, dated as of December 21, 2000 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by said Banks to the Company. The New Bank now wishes to become party to the Credit Agreement and the Company, the Banks and the Agent now wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

         Section 1. Definitions. Except as otherwise defined in this Amendment No. 3 and Limited Waiver, terms defined in the Credit Agreement are used herein as defined therein.

         Section 2. New Bank; Non-Pro-Rata Reduction in Bank Outstanding Principal Amount and Commitment; Banks' Commitments. Subject to the occurrence of the Amendment Effective Date (as defined below) and effective on such date:

         2.01. Each of the parties hereto agrees that the New Bank is a "Bank" party to the Credit Agreement with all of the rights and obligations of a "Bank" under the Credit Agreement, and each reference to "Bank" in the Credit Agreement and all other Basic Documents shall for all purposes include the New Bank. The New Bank hereby agrees to be bound by all of the terms and provisions of the Credit Agreement applicable to "Banks".

         2.02. Each of the parties hereto agrees that the Company may (i) prepay any outstanding principal amount owed to Standard Chartered Bank under the Credit Agreement without prepaying any outstanding principal amount owed to any other Bank, (ii) use proceeds of the Loans to make the prepayments contemplated in clause (i) hereof and (iii) terminate the Commitment of Standard Chartered Bank without terminating or reducing the Commitment of any other Bank, in each case upon delivery of notice in accordance with Section 4.05 of the Credit Agreement.

         2.03. Each of the parties hereto agrees that the aggregate Commitment of the Banks as of the date hereof shall be reduced to $50,000,000 and shall be allocated among the Banks in the following respective amounts:

         Bank                                               Commitment
         JPMorgan Chase Bank                                $25,000,000
         Citicorp USA, Inc.                                 $15,000,000
         Brown Brothers Harriman & Co.                      $10,000,000



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         2.04. Each Bank shall make its portion of the Loans contemplated in clause (ii) of Section 2.02 in an amount that will result in the aggregate outstanding principal amount of all Loans being allocated pro rata among the Banks according to the amounts of their respective Commitments.

         2.05. The New Bank (i) represents and warrants to the Administrative Agent and each Continuing Bank that it has received a copy of the Credit Agreement and each other Basic Document, (ii) agrees that it has, independently and without reliance on the Administrative Agent or any Continuing Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Company and its Subsidiaries and decision to enter into the Credit Agreement and this Amendment No. 3 and Limited Waiver, and (iii) confirms its obligations under Section 10.06 of the Credit Agreement.

         2.06. The Company agrees to execute and deliver a new Note to Citicorp USA, Inc. reflecting the increase in Commitment for such Bank upon delivery to the Company by such Bank of the Note, dated December 21, 2000, issued to such Bank by the Company.

         Section 3. Amendment. Subject to the occurrence of the Amendment Effective Date and effective on such date, the Credit Agreement shall be amended as follows:

         3.01. Section 1.01 of the Credit Agreement (Definitions) shall be amended by inserting each of the following definitions in the appropriate alphabetical sequence:

                  "Amendment No. 3" shall mean Amendment No. 3 and Limited Waiver, dated as of June 19, 2003, among the Company, the Banks and the Agent.

                  "Guarantors" shall mean each Subsidiary of the Company that executes and delivers a Subsidiary Guarantee.

                  "Obligors" shall mean, collectively, the Company and the Guarantors.

                  "Non-Dormant Subsidiary" shall mean any Subsidiary of the Company that is not listed on Schedule III hereto.

                  "Subsidiary" shall mean, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

                  "Subsidiary Guarantee" shall have the meaning assigned to such term in Section 8.19 hereof.

         3.02. The definition of "Commitment" in Section 1.01 of the Credit Agreement (Definitions) shall be amended by replacing the words "on the signature pages hereof" with the words "in Section 2.03 of Amendment No. 3".



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         3.03. The definition of "Eurodollar Base Rate" in Section 1.01 of the
Credit Agreement (Definitions) shall be amended by replacing the words "two Business Days prior" with the words "three Business Days prior".

         3.04. The definition of "Margin Stock" in Section 1.01 of the Credit Agreement (Definitions) shall be amended by inserting "T," immediately before the letter "U" located therein.

         3.05. The definition of "Material Adverse Effect" in Section 1.01 of the Credit Agreement (Definitions) shall be amended by (x) inserting "and its Non-Dormant Subsidiaries (on a consolidated basis)," immediately following the first occurrence of the word "Company" therein and (y) inserting "or any of its Non-Dormant Subsidiaries," immediately following the second occurrence of the word "Company" therein.

         3.06. The definition of "Regulations A, D, U and X" in Section 1.01 of the Credit Agreement (Definitions) shall be amended by inserting "T," immediately before the letter "U" located therein and in the defined term itself (in all cases where such defined term appears throughout the Credit Agreement).

         3.07. The definition of "Revolving Credit Commitment Termination Date" in Section 1.01 of the Credit Agreement (Definitions) shall be amended by replacing the date "June 30, 2003" with the date "June 30, 2006".

         3.08. The definition of "Security Documents" in Section 1.01 of the Credit Agreement (Definitions) shall be amended by inserting the words "the Subsidiary Guarantees," immediately after the occurrence of the words "the Security Agreement," located therein.

         3.09. The definition of "Tangible Net Worth" in Section 1.01 of the Credit Agreement (Definitions) shall be amended by replacing the words "in Affiliates" in clause (d)(i) thereof with the words "other than Permitted Investments".

         3.10. Section 1.02 of the Credit Agreement (Accounting Terms and Determinations) shall be amended by inserting the following clause (c) at the end thereof:

                  (c) Any and all financial information delivered pursuant to
         Section 8.01(a) and (b) shall be prepared on a consolidated basis for the Company and its Subsidiaries. Any and all calculations made hereunder for purposes of determining compliance with the financial covenants set forth in Sections 8.09 through 8.12 shall be on a consolidated basis for the Company and its Subsidiaries.

         3.11. Section 4.01(a) of the Credit Agreement (Payments) shall be amended by replacing the words "all payments made by the Company" with the words "all payments made by the Obligors".

         3.12. Section 4.07(b) of the Credit Agreement (Sharing of Payments) shall be amended by replacing the first occurrence of the words "the Company" with the words "any Obligor" and each subsequent occurrence of the words "the Company" with the words "such Obligor".

         3.13. Section 4.07(d) of the Credit Agreement (Sharing of Payments) shall be amended by replacing the words "the Company" with the words "any Obligor".

         3.14. Section 6.02 of the Credit Agreement (Initial and Subsequent Extensions of Credit) shall be amended by replacing the words "the Bank" located in the parenthetical in the last sentence thereof with the words "the Agent".




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         3.15. Section 8.01(d)(z) of the Credit Agreement (Financial Statements
Etc.) shall be amended by replacing the text therein with "[Intentionally Omitted]".

         3.16. Section 8.02 of the Credit Agreement (Litigation) shall be amended by inserting the words "or any of its Subsidiaries" (x) immediately after the words "affecting the Company" in the first sentence thereof and (y) immediately before the words "and notice of any alleged violation" in the second sentence thereof.

         3.17. Section 8.03(f) of the Credit Agreement (Existence, Etc.) shall be amended by inserting the parenthetical "(which such notice shall not be required at any time an Event of Default has occurred and is continuing)" immediately after the words "upon reasonable prior notice".

         3.18. Section 8.04 of the Credit Agreement (Insurance) shall be amended
(x) by inserting the words ", and will cause its Non-Dormant Subsidiaries to," immediately after the occurrence of the words "Company will" in the first sentence thereof, (y) by inserting the words "or its Non-Dormant Subsidiaries', as the case may be," immediately after the occurrence of the word "Company's" in the first sentence thereof and (z) by deleting the words "by the Company" from clause (b) of the third sentence thereof.

         3.19. Section 8.05 of the Credit Agreement (Prohibition of Fundamental Changes) shall be amended by deleting the sentence "The Company will not create or establish any Subsidiaries after the date hereof".

         3.20. Section 8.06 of the Credit Agreement (Limitation on Liens) shall be amended by inserting "and will not allow any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of their respective Property" immediately after the first occurrence of the word "Property" located therein.

         3.21. Section 8.07 of the Credit Agreement (Indebtedness) shall be amended by inserting ", and will not allow any of its Subsidiaries to," immediately after the words "Company will not" located therein.

         3.22. Section 8.08 of the Credit Agreement (Investments) shall be amended by (w) replacing the word "The" with the words "If a Default shall have occurred and be continuing, the", (x) inserting the words ", nor will it permit any of its Subsidiaries to" immediately after the words "Company will not", (y) inserting an "and" at the end of clause (a) thereof and replacing the semi-colon at the end of clause (b) thereof with a period and (z) deleting clauses (c) through (e).

         3.23. Section 8.14 of the Credit Agreement (Dividend Payments) shall be amended by (x) replacing the word "The" with the words "If a Default shall have occurred and be continuing, the", (y) inserting the words ", nor will it permit any of its Subsidiaries to" immediately after the words "Company will not" and
(z) inserting a period immediately after the words "make any Dividend Payment at any time" and deleting all language that follows in such Section.

         3.24. Section 8.15(a) of the Credit Agreement (Transactions with Affiliates) shall be amended by replacing the text therein with "[Intentionally Omitted]".

         3.25. Section 8.16 of the Credit Agreement (Use of Proceeds) shall be amended by inserting "T," immediately before the letter "U" located therein.


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         3.26. Section 8 of the Credit Agreement (Covenants of the Company)
shall be amended by inserting the following Section 8.19 at the end thereof:

                  8.19 Additional Guarantors. The Company will take such action, and will cause each of its domestic Subsidiaries to take such action, from time to time as shall be necessary to ensure that all domestic Subsidiaries of the Company duly execute and deliver a Guarantee in favor of the Agent in form and substance satisfactory to the Agent (a "Subsidiary Guarantee"). Without limiting the generality of the foregoing, in the event it or any of its Subsidiaries shall form or acquire any new domestic Subsidiary, the Company or the respective Subsidiary will cause such new domestic Subsidiary to become a "Guarantor" hereunder pursuant to a written instrument in form and substance satisfactory to each Bank and the Agent, and to deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by the Company pursuant to Section 6.01 hereof upon the Closing Date or as any Bank or the Agent shall have requested.

         3.27. Section 9(b) of the Credit Agreement (Events of Default) shall be amended by inserting the words "or any of its Subsidiaries shall default in the payment when due of any principal of or interest on any of its material indebtedness" immediately after the words "material indebtedness" located therein.

         3.28. Section 9(c) of the Credit Agreement (Events of Default) shall be amended by inserting the words "or any of its Subsidiaries" immediately after the words "the Company".

         3.29. Section 9(d) of the Credit Agreement (Events of Default) shall be amended by replacing the words "or the Company shall default in the performance of any of its other obligations" with the words "or any Obligor shall default in the performance of any of its other obligations".

         3.30. Section 9(e) of the Credit Agreement (Events of Default) shall be amended by inserting the words "or any of its Subsidiaries" immediately after the words "The Company".

         3.31. Section 9(f) of the Credit Agreement (Events of Default) shall be amended by inserting the words "or any of its Subsidiaries" immediately after the words "The Company".

         3.32. Section 9(g) of the Credit Agreement (Events of Default) shall be amended by inserting the words "or any of its Subsidiaries" immediately after each occurrence of the words "the Company".

         3.33. Section 9(h) of the Credit Agreement (Events of Default) shall be amended by (x) replacing the amount "$50,000" located therein with the amount "$500,000" and (y) inserting the words "or any of its Subsidiaries" immediately after each occurrence of the words "the Company".

         3.34. Section 9(j) of the Credit Agreement (Events of Default) shall be amended by (a) inserting at the beginning of such clause an "(i)", (b) replacing the number "42" therein with the number "50.1" and (c) inserting at the end of such clause the words "or (ii) Nathan Kahn shall cease to be President of the Company".

         3.35. Section 10.01(c) of the Credit Agreement (Appointment, Powers and Immunities) shall be amended by inserting ", unless so directed by the Required Lenders" immediately at the end thereof.

         3.36. Section 10.03 of the Credit Agreement (Defaults) shall be amended
(i) by inserting "(other than payment Defaults)" immediately following the first occurrence of the word "Default" in the first


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sentence thereof and (ii) by inserting "or becomes aware of a payment Default"
immediately following the occurrence of the word "Default" in the second sentence thereof.

         3.37. Section 10.08 of the Credit Agreement (Resignation or Removal of Agent) shall be amended by inserting "(in the case of any successor Agent that is not a Bank at such time)" immediately following the word "subject" in the second sentence of such Section.

         3.38. Clause (b) of the proviso located in Section 11.04 of the Credit Agreement (Amendments, Etc.) shall be amended by replacing the occurrence of "Section 11" therein with "Section 10".

         Section 4. Limited Waiver. Effective on the Waiver Effective Date (as defined below) and so long as no Default shall have occurred and be continuing on such date, the Company hereby requests and each of JPMorgan Chase Bank, as a Bank and Citicorp USA Inc., as a Bank agree to waive the limitation on the declaration of Dividends set forth in Section 8.14 of the Credit Agreement (Dividend Payments) solely for the extent necessary to permit the declaration of Dividends in the amount of $380,000.00 on June 19, 2003.

         Section 5. Representations and Warranties. The Company represents and warrants to the Banks as of the Waiver Effective Date and the Amendment Effective Date that (x) the representations and warranties set forth in Section 7 of the Credit Agreement and in Article III the Security Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 7 to "this Agreement" included reference to this Amendment No. 3 and Limited Waiver, except (i) changes resulting from transactions contemplated by or permitted by the Credit Agreement, and (ii) those applicable to a specific date or period and (y) no Default has occurred and is continuing.

         Section 6. Conditions Precedent. As provided in Sections 2 and 3 above, the provisions and amendments to the Credit Agreement set forth in said Sections 2 and 3 shall become effective, as of June 30, 2003 (the "Amendment Effective Date"), upon (i) the execution of this Amendment No. 3 and Limited Waiver by the Company, each of the Banks and the Agent, (ii) the due execution and delivery of a Note by the Company to the New Bank, (iii) the delivery by the Company of board of director resolutions approving this Amendment No. 3 and Limited Waiver and the transactions contemplated herein, in form and substance satisfactory to the Agent and (iv) the payment by the Company of the fees and expenses set forth in (x) the Upfront Fee Letter, dated May 9, 2003, between the Agent and the Company and (y) the Structuring Fee Letter, dated May 9, 2003, between the Agent and the Company. As provided in Section 4 above, the limited waiver set forth therein shall become effective as of the date first written above (the "Waiver Effective Date") upon the execution of this Amendment No. 3 and Limited Waiver by the Company, JPMorgan Chase Bank and Citicorp USA, Inc.

         Section 7. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 and Limited Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 and Limited Waiver by signing any such counterpart. This Amendment No. 3 and Limited Waiver shall be governed by, and construed in accordance with, the law of the State of New York.




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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 and Limited Waiver to be duly executed and delivered as of the day and year first above written.


                                         EMPIRE RESOURCES, INC.


                                         By /s/ Sandra R. Kahn
                                         ---------------------------
                                             Sandra R. Kahn
                                             Vice President



                                         JPMORGAN CHASE BANK,
                                         as Agent


                                         By /s/ Thomas S. Drake
                                         ---------------------------
                                            Thomas S. Drake
                                            Vice President


                                         BROWN BROTHERS HARRIMAN & CO.


                                         By /s/ Michael Vellucci
                                         --------------------------
                                           Name: Michael Vellucci
                                           Title: Vice President

                                         Address for Notices:
                                         140 Broadway
                                         New York, NY  10005
                                         Attention:  Michael Vellucci
                                         Fax:  212-493-8998
                                         E-mail: Michael.vellucci@bbh.com


                                         CITICORP USA, INC.


                                         By /s/ Mitch Palminteri
                                         ---------------------------
                                           Name:Mitch Palminteri
                                           Title:Vice President


                                         JPMORGAN CHASE BANK


                                         By s/s Thomas S. Drake
                                         ---------------------------
                                            Thomas S. Drake
                                            Vice President